1 Investor Presentation March 31, 2025

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “will,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are based on assumptions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements: 1) Risks associated with lending and potential adverse changes in the credit quality of the Company’s loan portfolio; 2) Changes in monetary and fiscal policies, including interest rate policies of the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin, the fair value of its financial instruments, profitability, and stockholders’ equity; 3) Legislative or regulatory changes, including increased FDIC insurance rates and assessments, changes in the review and regulation of bank mergers, or increased banking and consumer protection regulations, that may adversely affect the Company’s business and strategies; 4) Risks related to overall economic conditions, including the impact on the economy of an uncertain interest rate environment, inflationary pressures, and the potential for significant changes in economic and trade policies in the new administration; 5) Risks to our business and the businesses of our customers arising from current or future tariffs or other trade restrictions, labor or supply chain issues, changes in the labor force, or geopolitical instability, including the wars in Ukraine and the Middle East; 6) Risks associated with the Company’s ability to negotiate, complete, and successfully integrate any pending or future acquisitions; 7) Costs or difficulties related to the completion and integration of pending or future acquisitions; 8) Impairment of the goodwill recorded by the Company in connection with acquisitions, which may have an adverse impact on earnings and capital; 9) Reduction in demand for banking products and services, whether as a result of changes in customer behavior, economic conditions, banking environment, or competition; 10) Deterioration of the reputation of banks and the financial services industry, which could adversely affect the Company's ability to obtain and maintain customers; 11) Changes in the competitive landscape, including as may result from new market entrants or further consolidation in the financial services industry, resulting in the creation of larger competitors with greater financial resources; 12) Risks presented by public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow through acquisitions; 13) Risks associated with dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank’s divisions; 14) Material failure, potential interruption or breach in security of the Company’s systems or changes in technology which could expose the Company to cybersecurity risks, fraud, system failures, or direct liabilities; 15) Risks related to natural disasters, including droughts, fires, floods, earthquakes, pandemics, and other unexpected events; 16) Success in managing risks involved in any of the foregoing; and 17) Effects of any reputational damage to the Company resulting from any of the foregoing. 2

Glacier Bancorp, Inc. 3/31/2025 Snapshot Ticker GBCI Total Assets $27.86 billion Gross Loans $17.22 billion Deposits $20.63 billion TCBV Per Share $19.28 Dividends $0.33 Stock Price $44.22 Market Cap $5.02 billion 3

Differentiated Bank Model • Genuine community banking model • Backed by resources and support of Glacier Bancorp • Strategy of growth through acquisitions and organically 4

Glacier is a “Company of Banks” 5

WY ID UT AZ NV WA CO MT • 17 Bank Divisions • 227 Locations (as of 3/31/2025) 6

Acquisition – Bank of Idaho Holding Co. • Founded in 1985 and headquartered in Idaho Falls, Idaho • Full-service community bank, providing comprehensive financial services to businesses and individuals with 15 branch locations throughout Eastern Idaho, Boise Metro and Eastern Washington • Bank of Idaho (“BOID”) will be consolidated into our existing divisions • Wheatland • Mountain West • Citizens Community • Acquisition closed April 30, 2025 7

Acquisition – Bank of Idaho Holding Co. • Acquisition complements Glacier’s existing strong loan and deposit portfolios and deepens its presence in several of the top growth markets in the United States • Aligns with Glacier’s long-term strategy of acquiring quality banks in strong markets with exceptional teams • Further strengthens a market-leading franchise across Idaho and Eastern Washington • Positions Glacier as the 3rd largest bank and largest community bank in the state of Idaho, based on deposit market share • Transaction positions Glacier as the 5th largest community bank in Eastern Washington • Synergistic expansion of Glacier’s existing footprint in Eastern Idaho, Boise Metro and Eastern Washington • Bank of Idaho will merge into three existing Glacier divisions: Wheatland Bank, Mountain West Bank and Citizens Community Bank 8

Acquisition – Bank of Idaho Holding Co. (“BOID”) Transaction Overview and Assumptions Consideration Mix  100% stock consideration to BOID common shareholders  1.100x shares of Glacier stock for each BOID share  BOID options and stock appreciation rights will be cashed out for their in-the-money value Implied Transaction Value(1)  $234.3 million to common shareholders, or $52.47 per share(2)  $11.0 million to option and stock appreciation rights holders(3)  $245.4 million total transaction value Loan Credit Mark Estimate  Gross credit mark discount of $14.2 million, or 1.41% of BOID’s gross loans  95% allocated to non-PCD loans, or $13.5 million  Non-PCD credit mark accreted over 5 years using the sum-of-years’ digits methodology  Establishment of CECL reserve for non-PCD loans of $13.5 million, reflected in pro forma TBV at closing Other Adjustments and Fair Value Estimates  Loan interest rate mark premium of $3.2 million, or 0.32% of BOID’s gross loans, amortized over 5 years using the sum-of-years’ digits methodology  Core deposit intangible of 1.75%, or $15.5 million, amortized over 10 years using the sum-of-years’ digits methodology  Elimination of BOID’s AOCI of $(9.4) million, accreted over 6 years using the sum-of-years’ digits methodology  Fixed asset write-up of $3.3 million; amortized over 20 years straight-line  Net fair value adjustment of $0.4 million for CDs and subordinated debt combined Cost Savings  Cost savings of 30.0% of BOID’s non-interest expense  30.0% realized in 2025, 80.0% realized in 2026 and 100.0% thereafter Durbin Impact  Estimated reduction of BOID’s interchange income by approximately $0.5 million annually, pre-tax Transaction Expenses(4)  Estimated one-time transaction costs of approximately $17.7 million, pre-tax Price Protection  Fixed exchange ratio with collars set between $35.74 and $53.60 (+/- 20% from GBCI stock price in LOI) Minimum Tangible Equity  $122.1 million at closing  Excess tangible common equity, net of any adjustments for BOID’s final transaction expenses, to be paid out to BOID shareholders at closing Acquisition Date  April 30, 2025 (1) Based on GBCI closing price of $47.70 on 1/10/2025 (2) Includes 4,420,332 BOID shares and 45,413 RSUs which will vest at closing (3) Includes 370,725 options with a weighted average exercise price of $24.87 and 24,291 SARs with a weighted average grant price of $19.08 (4) Including employment and benefit plan costs, data contract termination and conversion costs and combined professional and advisory fees 9

$9.1 $9.5 $9.7 $12.1 $13.7 $18.5 $25.9 $26.6 $27.7 $27.9 $29.2 $- $5 $10 $15 $20 $25 $30 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD* Total Assets ($B) Acquisitions April 2025 $1,293M Assets July 2024 Six Montana Branches GBCI Acquisition History – 2015 through 2025 YTD • Long history of adding high quality community banks that fit the Glacier banking model February 2015 $176M Assets October 2015 $270M Assets October 2021 $4,132M Assets July 2019 $978M Assets April 2017 $386M Assets April 2019 $379M Assets February 2018 $1,110M Assets January 2018 $551M Assets February 2020 $745M Assets August 2016 $76M Assets Source: S&P Capital IQ Pro Note: Assets for acquired bank based on date of deal completion * 2025 YTD total assets through 3/31/25 are pro forma at $29.2 billion with BOID total assets of $1.3 billion and GBCI total assets of $27.9 billion. January 2024 $778M Assets 10

2015 2024 Glacier Market Glacier Market $s in millions Rank Deposits Share Transactions since 2015 Rank Deposits Share Arizona -- -- -- 2 $1,744 8.1% Montana 2 $3,274 21.0% 1 $7,632 26.2% Eastern Washington 8 $451 4.1% 4 $1,757 10.6% Colorado 10 $492 1.3% 8 $1,758 2.3% Nevada -- -- -- 1 $1,044 16.1% Wyoming 2 $1,000 9.5% 2 $1,444 10.3% Idaho 1 $1,021 12.9% 1 $3,268 20.5% Utah 12 $193 2.7% 1 $3,102 17.0% Track Record of Increasing Market Share Source: S&P Global Market Intelligence. Deposit market share is as of June 30, 2015 and June 30, 2024. Deposit market share is for banks with less than $50 billion in assets. Eastern Washington defined as counties located east of the Cascade Range. Includes Adams, Asotin, Benton, Chelan, Columbia, Douglas, Ferry, Franklin, Garfield, Grant, Kittitas, Klickitat, Lincoln, Okanogan, Pend Oreille, Spokane, Stevens, Walla Walla, Whitman, and Yakima counties. 11

Significant Runway of Additional Acquisition Opportunities Mountain West Business Friendly In-Migration Stable, growing economies Glacier top market share throughout Southwest Business Friendly In-Migration Stable, growing economies Large # of Potential Targets Total Deposits Excl. Top 4(1): $1.2T Total Deposits: $1.9T Total Population: 45.0M ’25 – ’30E Pop. Growth: 5.0% Total Deposits Excl. Top 4(1): $1.2T Total Deposits: $1.4T Total Population: 18.1M ’25 – ’30E Pop. Growth: 4.0% Source: S&P Global and FDIC Summary of Deposits. Deposit market share data as of 6/30/2024. (1) Excludes deposits from BAC, C, JPM, and WFC. Total Assets of Target Banks Mountain West Southwest Eastern M.W. S.W. CO WA ID MT NV UT WY Total AZ NM TX OK Total $500MM - $1.0B 11 1 2 4 0 2 6 26 1 7 64 25 97 $1.0B - $3.5B 5 1 3 4 3 5 0 21 0 4 57 14 75 $3.5B - $10.0B 3 0 0 1 0 1 0 5 0 0 16 2 18 Total 19 2 5 9 3 8 6 52 1 11 137 41 190 12

GBCI Is Prepared for Expected M&A Acceleration Capital Team Technology and Product Investments Reputation –with Regulators and Sellers Defined Playbook that Works Disciplined M&A Approach Attractive Model 13

Foundation for Growth and Acquisitions “Best of Breed” Technology and Product Introduce exceptional technology and top-tier banking products Ensure we offer the best solutions in the market Product Management Organization Dedicated team to drive innovation and alignment Strengthens market focus and customer-centricity Development and Integration Build and develop software tailored to our unique business model Enhances flexibility and scalability Centralized Data Warehouse All key customer data stored centrally Sets the stage for more profitable relationships and use of Artificial Intelligence Built a solid foundation in data management, integration, development, and customer-focused products 14

15 Solid Financial Results

Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $2.74$2.81 $1.68 $0.29 $0.48 $2.01 • EPS for the first quarter 2025 increased $0.19, or 66%, over the first quarter 2024 EPS • The increase in EPS was driven primarily by an increase in net interest income due to the: • increase in loans yields and • decrease in the cost of funding $2.86 16

0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 1.62% 0.68% 1.33% 0.81% 0.47% 0.80% • ROA for the first quarter 2025 was 0.80% • ROA of 0.68% for the fourth quarter of 2024 was in the 28th♦ percentile among Glacier’s peer group Return on Assets ♦BHCPR as of 12/31/2024 1.15% 17

4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 12.14% 15.49% 16.59%16.85% 9.61% 6.86% 10.67% • The Company’s historically high capital levels have made it more difficult to produce higher ROTE. Return on Tangible Equity 18

$100 $200 $300 $400 $500 $600 $700 $800 $900 $600 $663 $788 $692 $705 $670 $770 4.09% 3.42% 3.27% 2.73% 2.77% 2.59% 3.04% • Net interest income of $770 million for the first quarter 2025 increased $100 million, or 15.07%, over net interest income of $670 million for the first quarter 2024 • Net interest margin of 3.04% for the first quarter 2025 increased 45 basis points over the net interest margin of 2.59% for the first quarter 2024 Net Interest Income / Margin (Dollars in millions) 19

Net Interest Margin Year-to-Date 2025 compared to Year-to-Date 2024 2.54% 2.58% 2.59% 2.61% 2.62% 2.64% 2.65% 2.68% 2.70% 2.72% 2.75% 2.77% 2.95% 3.05% 3.04% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% Jan Feb March April May June July Aug Sept Oct Nov Dec 2024 2025 (YTD NIM as of the end of each reporting period)  The net interest margin has increased for five consecutive quarters  Interest income from loans increased $21.1 million, or 9%, in the first quarter 2025 compared to the first quarter 2024 primarily due to the increase in average yields from 5.46% to 5.77%  Interest expense on deposits decreased $4.3 million in the first quarter 2025 compared to the first quarter 2024 primarily due to the reduction from 1.34% to 1.25%  The total cost of funding of $99.9 million for the first quarter 2025 decreased $13.0 million from $112.9 million for the first quarter 2024  The decrease of $13.0 million included a decrease of $27.1 million in interest expense from the BTFP borrowing and an increase of $16.5 million in interest expense from the FHLB borrowing 20

38.0% 42.0% 46.0% 50.0% 54.0% 58.0% 62.0% 66.0% 70.0% 74.0% 78.0% 50.0% 51.4% 54.6% 62.9% 66.7% 74.4% 65.5% • The efficiency ratio for the first quarter of 2025 was 65.5% compared to 74.4% for the first quarter of 2024 and was primarily due to the increase in net interest income • First quarter 2025 non-interest expense of $151.3 million decreased $525 thousand over the prior year first quarter, and was primarily driven by decreases in M&A expense and regulatory assessments, offset by an increase in compensation and employee benefits. Efficiency Ratio 21

Strong Balance Sheet 22

$18,504 $25,941 $26,635 $27,743 $27,903 $27,859 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 • At March 31, 2025, total assets remained constant at $27.9 billion • Increased cash position by $133 million in the first quarter 2025 Asset Trends (Dollars in millions) 23

11.00% 12.00% 13.00% CET1 ♦ 12.4% 12.7% Peers Glacier • Regulatory capital CET1 was 12.7% at December 31, 2024, which was well above the peer median♦ CET 1 Capital Relative to Peers ♦ Proxy Compensation Peer Group Median as of 12/31/2024 24

Ample Liquidity of $14.7 Billion at March 31, 2025 • Ready access to liquidity totaling $9.4 billion • $5.2 billion in available borrowing capacity o Federal Reserve: $1.9 billion o FHLB: $2.8 billion o Correspondent banks: $0.5 billion • $3.2 billion of unpledged marketable securities • Cash of $1.0 billion • Additional liquidity totaling $5.3 billion • Access to brokered deposits: $4.2 billion • Over-pledged marketable securities: $1.1 billion 25

Strong Core Deposit Base • Our community banking model is customer relationship driven • Uninsured deposits, excluding collateralized public deposits and cash held at the holding company, are 24% of total deposits • 34% of uninsured deposits are with customers that also have a loan relationship with us • Deposit accounts less than $250,000 have increased 0.5% year to date • Non-interest bearing deposits • 57% of non-interest bearing balances are in accounts with $250,000 or less • 50% of non-interest bearing deposits are with customers with multiple accounts • 79% of non-interest bearing balances are in business accounts 26

Strong Core Deposit Base - Continued • Demand and savings deposit characteristics • Deposit Granularity • Retail: 665,655 accounts ; average balance = $11,921 • Commercial: 162,798 accounts ; average balance = $59,826 • Relationship Length • Weighted average relationship age is 16 years • Composition Mix • Retail: 47% • Commercial: 45% • Public: 8% • Rural / Metro • 77% in rural markets • 23% in metro markets ( population of 500,000 or more) 27

$14,798 $21,337 $20,607 $19,929 $20,547 $20,634 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 • During the first quarter 2025: • total deposits and core deposits increased $87 million, or 0.42% • deposits and repurchase agreements increased $158 million, or 1% Deposit Trends (Dollars in millions) 28

Non- Interest Bearing 30% NOW and DDA 26% Savings 14% MMDA 15% CDs 15% Wholesale 0% 3/31/2024 Non- Interest Bearing 30% NOW and DDA 27% Savings 14% MMDA 14% CDs 15% Wholesale 0% 3/31/2025 Deposit Composition 29

$5,455 $7,779 $7,691 $6,023 $6,137 $6,101 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 • Non-interest bearing deposits decreased $36 million, or 1%, during the first quarter of 2025 • Non-interest bearing deposits were 30% of total core deposits at March 31, 2025 compared to 30% at December 31, 2024, and March 31, 2024 Non-Interest Bearing Deposits (Dollars in millions) 30

0.24% 0.15% 0.09% 0.11% 1.22% 1.92% 1.10% 0.53% 0.21% 0.58% 2.49% 3.17% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Glacier Peers • Interest-bearing deposit cost decreased to 1.77% at March 31, 2025, from 1.92% at December 31, 2024 due to market dynamics and the competitive rate environment • Total deposit cost decreased to 1.25% at March 31, 2025 from 1.34% at December 31, 2024 • Core deposits are a competitive advantage and will be a key driver of future performance Interest-Bearing Deposit Cost Relative to Peers ♦ ♦Graph based on BHCPR as of 12/31/2024 31

$11,123 $13,432 $15,247 $16,198 $17,262 $17,219 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 • Gross loans decreased $43 million, or 1% annualized, during first quarter of 2025 with the largest decrease in other consumer loans of $15 million, or 15% annualized Loan Trends (Dollars in millions) 32

Residential Real Estate 11% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 2% 3/31/2024 Residential Real Estate 11% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 2% 3/31/2025 Loan Composition 33

Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 34% Idaho 13%Utah 15% Washington 8% Wyoming 8% Colorado 9% Arizona 9% Nevada 4% 3/31/2025 Geographic Loan Dispersion 34

Term CRE Portfolio * Diversified and Low Risk Portfolio • Total portfolio $7.2 billion (42% of total portfolio) • Non-owner portfolio $4.0 billion (23% of total portfolio) • $896 thousand average loan balance • 58% average LTV • 0.06% past due rate • 0.06% non-performing • 98% of loans have recourse through guaranties • Geographically dispersed across 8 states 44% 56% TOTAL CRE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied UT 18% ID 12% MT 24%WY 6% NV 8% CO 11% WA 8% AZ 13% CRE GEOGRAPHIC DISPERSION * Loans are based on regulatory classification, which is based primarily on the type of collateral for the loans. CRE loans may differ when comparing to disclosures in the Company’s quarterly and annual reports filed with the SEC which are based on the purpose of the loan. 35

Office CRE Portfolio * • $703 thousand average loan balance • 59% average LTV • 0.05% past due • 0.05% non-performing • 98% of loans have recourse through guaranties • Includes $125 million in medical office • 11% of office portfolio matures or reprices prior to 2026 • Limited exposure to loans above $10 million (1% of total loans). No office CRE loans above $20 million $517 $623 $196 $153 $0 $0 $100 $200 $300 $400 $500 $600 $700 Under $1mil $1mil - $5mil $5mil - $10mil $10mil - $20mil Over $20mil CRE Office by Size Segment (in millions) % of Total Office 35% 42% 13% 10% 0% % of Total Portfolio 3% 4% 1% 1% 0% $159 $198 $287 $198 $173 $154 $309 $11 $- $50 $100 $150 $200 $250 $300 $350 2025 2026 2027 2028 2029 2030 2031-2035 2036 & After CRE Office by Earlier of Next Repricing or Maturity (in millions) • Loans are based on regulatory classification, which is based primarily on the type of collateral for the loans. CRE loans may differ when comparing to disclosures in the Company’s quarterly and annual reports filed with the SEC which are based on the purpose of the loan. 36

Office CRE - Continued Denver $39 million Phoenix $25 million Salt Lake City $22 million Suburban/Rural $1.40 billion • Highly diversified portfolio across 8 states primarily in rural markets • Portfolio in Denver, Phoenix, and Salt Lake City represent 6% of total office (0.5% of total loans) • $17 million in large metro central business districts (1% of total Office) Owner Occupied: $712 million Non-Owner Occupied: $777 million 47.81% 52.19% CRE OFFICE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied ID 12% CO 11% UT 18% WY 4% AZ 14% NV 9% WA 9% MT 23% OFFICE CRE GEOGRAPHIC DISPERSION Metro vs. Rural (in millions) Denver Phoenix Salt Lake City Suburban/Rural 37

$5,528 $10,370 $9,022 $8,288 $7,540 $7,434 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 • Investment securities ended the first quarter 2025 at 27% of total assets compared to 29% at the end of the first quarter 2024 • Investment securities decreased $106 million, or 1%, during the first quarter 2025 • Projected average quarterly cash flow of $375 million in 2025 Investment Portfolio Trends (Dollars in millions) 38

US Gov't & Federal Agency 16% US Gov't Sponsored Enterprises 4% State & Local Gov'ts 22% Corporate Bonds 0% Residential MBS 45% Commercial MBS 13% 3/31/2024 US Gov't & Federal Agency 18% US Gov't Sponsored Enterprises 4% State & Local Gov'ts 23% Corporate Bonds 0% Residential MBS 41% Commercial MBS 14% 3/31/2025 Investment Composition 39

Credit Quality 40

0.00% 0.10% 0.20% 0.30% 0.40% 0.19% 0.26% 0.09%0.10%0.09% 0.14% • During the first quarter 2025, NPAs increased $11.6 million to 0.14% of Bank assets compared to 0.09% of Bank assets in the first quarter 2024 NPAs to Bank Assets 0.12% 41

CECL and Allowance for Credit Losses (ACL) • Commercial Asset Quality Ratings • Consumer Loan Past Due Status • Additional Qualitative Adjustments • Prepayment Speed Assumptions • Low levels of unemployment • Historical Loss Period Capture (Dollars in millions) Other Key Model Inputs National Economic Assumptions (December 2024) 4Q 24 1Q 25 2Q 25 2024 2025 GDP Change 0.6% 0. 2% 0.5% 2.5% 1.7% Unemployment Rate 4.1% 4.1% 4.2% 4.0% 4.2% 1.19% of Total Loans 1.19% of Total Loans 42

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $39,765 $23,076 $19,963 $14,795 $28,306 $8,249 $7,814 • Loan portfolio growth, composition, average loan size, credit quality considerations, economic forecasts and other environmental factors will determine the future level of credit loss expense or benefit Provision For Credit Losses (Dollars in thousands) 43

$0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $7,653 $2,329 $7,815 $10,316 $13,898 $3,072 $1,795 • During the first quarter 2025, net charge- offs as a percentage of total loans were 0.01% compared to 0.02% in the first quarter 2024 Net Charge-Offs (Dollars in thousands) 44

1.00% 1.25% 1.50% 1.75% 1.42% 1.29% 1.20% 1.19% 1.19% 1.19% 1.22% • ACL was in the 48th♦ percentile of Glacier’s peer group for the fourth quarter 2024 • The ACL was 1.22% of loans at the end of the first quarter 2025 compared to 1.19% at the end of the first quarter 2024 • As credit trends change, expect the ACL to adjust accordingly ACL as a Percentage of Loans ♦BHCPR as of 12/31/2024 45

Shareholder Return 46

$0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 • At March 31, 2025, Glacier’s dividend yield was 2.98% • The Company has declared 160 consecutive quarterly dividends Dividends Declared 47

10 Year Total Return 3/31/2015 – 3/31/2025 48

1 Year Total Return 3/31/2024 – 3/31/2025 49

A Definitive Ranking of Publicly Traded Banks Every publicly traded bank ranked by all-time total shareholder return * Includes both dividends paid and share price appreciation ** Normalized to account for the time period that each bank has been publicly traded GBCI shares have been publicly traded since 1984 Source: John J. Maxfield – President, Maxfield on Banks (March 28, 2025) Rank Symbol Bank All-Time Return* Annualized** 1 GBCI Glacier Bancorp, Inc. 51,780% 16.45% 50